UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


                        Date of Report: August 17, 2004
                       (Date of earliest event reported)


                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                0-18105                   11-2871434
            --------                -------                   ----------
(State or other jurisdiction of    Commission              (I.R.S. Employer
 incorporation or organization)    File Number)          Identification Number)

180 Linden Avenue, Westbury, New York                         11590
-------------------------------------                         -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code      (516) 997-4600
                                                         -------------



         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits
         --------

     99 Press release dated August 17, 2004 issued by Vasomedical, Inc. ("Registrant").


Item 12. Results of Operations and Financial Condition

     On August 17, 2004, the Registrant issued a press release announcing the Registrant's financial results for the year ended May 31, 2004. A copy of the Registrant's press release is attached as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             VASOMEDICAL, INC.


                                     By:/s/ Thomas W. Fry
                                        -----------------
                                         Thomas W. Fry
                                         Chief Financial Officer
                                        (Principal Financial
                                         and Accounting Officer)


Dated: August 17, 2004